Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT

FOURTH AMENDMENT, dated as of August 7, 2014 (this “Amendment”), to (i) the Credit Agreement, dated as of November 15, 2010 (as amended from time to time, the “Credit Agreement”), among UNIVERSAL HEALTH SERVICES, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and the other agents party thereto and (ii) the Collateral Agreement, dated as of November 15, 2010 (as amended from time to time, the “Collateral Agreement”), among, inter alia, the Borrower, certain affiliates of the Borrower and the Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Borrower and the Administrative Agent are parties to the Credit Agreement and the Collateral Agreement;

WHEREAS, the Borrower has requested (i) the extension of the Revolving Commitments and Tranche A Loans and (ii) thereafter, certain amendments to the Credit Agreement and Collateral Agreement as set forth herein; and

WHEREAS, the Borrower and each party to this Amendment designated as a “Revolving Lender” on its signature page hereto (each a “Revolving Lender”) wish to extend the Revolving Commitments of such Revolving Lenders on the terms set forth herein, including providing that the maturity date of such extended Revolving Commitments shall be extended as set forth herein and on Exhibit A hereto;

WHEREAS, the Borrower and each party to this Amendment designated as a “Tranche A Lender” on its signature page hereto (each a “Tranche A Lender”) wish to extend the Tranche A Term Loans of such Tranche A Lenders on the terms set forth herein, including providing that the maturity date of such extended Tranche A Term Loans shall be extended as set forth herein and on Exhibit A hereto (and which shall constitute Replacement Term Loans (as defined in the Credit Agreement));

WHEREAS, each of the Revolving Lenders and each of the Tranche A Lenders are willing to consent to the requested amendments as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Amended Credit Agreement (as defined below) are used herein as therein defined.

2. Amendments to the Credit Agreement. Upon the Extension (as defined below):

(a) the Credit Agreement is hereby amended to be in the form of Exhibit A attached hereto (as amended, the “Amended Credit Agreement”);

(b) Schedule 1.1A, Schedule 4.2, Schedule 4.6, Schedule 4.19(a), Schedule 7.2(d) and Schedule 7.3(f) to the Credit Agreement is each hereby amended to be in the form of Exhibit B attached hereto;

(c) the Collateral Agreement is hereby amended and restated to be in the form of Exhibit C attached hereto (as amended, the “Amended Collateral Agreement”) and will be executed by the parties thereto; and

(d) the definitions of “Borrower Obligations” and “Guarantor Obligations” in the Guarantee Agreement are hereby ameneded by adding “(other than with respect to Excluded Swp Obligations)” after each reference to “Specified Swap Agreement” set forth therein.

3. Tranche A Term Lenders. Each Tranche A Term Lender as set forth on Schedule 1.1A to the Amended Credit Agreement hereby agrees, on the terms and conditions set forth herein and in the Amended Credit Agreement, to make a Tranche A Term Loan to the Borrower on the Fourth Amendment Effective Date (as defined below) in accordance with Section 2.1 of the Amended Credit Agreement. Each Tranche A Term Lender shall, effective on the Fourth Amendment Effective Date, become a party to the Amended Credit Agreement as a “Tranche A Term Lender”. Each Tranche A Term Lender shall, effective on the Fourth Amendment Effective Date, have the rights and obligations of a “Tranche Term Lender” under the Amended Credit Agreement and the other Loan Documents.

4. Revolving Commitment Maturity Date Extension. Each Revolving Lender agrees (i) to convert 100% of its existing Revolving Commitment (as defined in Exhibit A hereto) and any Revolving Loans (as defined in Exhibit A hereto) outstanding thereunder into a Revolving Commitment and Revolving Loans, respectively, on the terms set forth in the Amended Credit Agreement and (ii) that as of the Fourth Amendment Effective Date the amount of its Revolving Commitment shall be as set forth in Exhibit B hereto under the heading “Revolving Commitment” as of the Fourth Amendment Effective Date.

5. Effectiveness. The extension of the Revolving Commitments and Tranche A Loans (the “Extension”) shall become effective as of the date (the “Fourth Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received each of the following, dated as of the Fourth Amendment Effective Date (unless otherwise agreed to by the Administrative Agent), in form and substance satisfactory to the Administrative Agent:

(i) this Amendment, duly executed and delivered by the Borrower, the Guarantors, each of the Revolving Lenders and the Tranche A Term Lenders listed on Exhibit B hereto and the Administrative Agent;

(ii) the legal opinion of (A) the Borrower’s general counsel, or other counsel reasonably acceptable to the Administrative Agent and (B) Fulbright & Jaworski LLP, counsel to the Borrower and its Subsidiaries; and

(iii) the fee letter in connection with the Fourth Amendment executed by the Borrower and the Administrative Agent.

(b) Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects).

(c) No Default or Event of Default has occurred and is continuing on the Fourth Amendment Effective Date or after giving effect to the amendments contemplated herein and the extensions of credit requested to be made on the Fourth Amendment Effective Date.

(d) All governmental and third party approvals necessary in connection with the transactions contemplated hereby and by the Credit Agreement shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.

(e) The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented on or before the Fourth Amendment Effective Date.

(f) The Administrative Agent shall have received a solvency certificate from the chief financial officer of the Borrower, in form and substance reasonably acceptable to the Administrative Agent, certifying that the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the incurrence of all Indebtedness in connection herewith on the Fourth Amendment Effective Date, are Solvent.

(g) The Administrative Agent shall have received, at least 5 days prior to the Fourth Amendment Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, previously requested by the Administrative Agent.

(h) The Borrower shall have received a corporate rating and/or family rating from Moody’s and S&P and the Tranche A Term Loans shall have received a credit rating from Moody’s and S&P, in each case after giving effect to the incurrence of all Indebtedness in connection therewith and herewith on the Fourth Amendment Effective Date.

(i) The Borrower shall have received gross proceeds of $600,000,000 from the Senior Secured Notes (as defined in the Amended Credit Agreement).

6. Termination of Mortgages and Release of Liens on Mortgaged Property. Upon the Extension, (i) the Mortgages shall terminate and the rights and obligations of the parties thereunder shall terminate and (ii) the Administrative Agent shall cause the Collateral Agent to unconditionally reassign, release, discharge and terminate and agree to unconditionally reassign, release, discharge and terminate the Liens granted to the Collateral Agent under the Mortgages and to reassign to the Loan Parties all benefits, rights, title and interest in and to the Mortgaged Property and other property, rights, title and interest, and/or any other tangibles or intangibles which were assigned and/or granted to it by the Loan Parties, by way of security pursuant to the Mortgages without recourse or warranty. The Administrative Agent hereby covenants and agrees that it will from time to time (at the expense of the Loan Parties) cause the Collateral Agent to execute, sign, perfect, do and (if required) file, record, register and enrol with any applicable jurisdiction or with any applicable governmental authority, every further deed, assurance, agreement, instrument, act and thing which a Loan Party may reasonably require for the purposes of perfecting the termination, discharges and releases of the Mortgages and the Liens over the Mortgaged Property. For the purposes of this Section 6, the terms “Mortgages” and “Mortgaged Property” shall have the meaning ascribed to such terms in the Credit Agreement immediately prior to the amendment thereof pursuant to Section 2(a).

7. Fees and Expenses. The Borrower hereby covenants and agrees to pay (i) to the Administrative Agent for the account of each Lender that consents to this Amendment on or prior to 5:00 p.m. (New York time), on August 6, 2014, a fee in Dollars equal to (i) in the case of a Lender prior to the Fourth Amendment Effective Date, 12.5 basis points of such Lender’s Commitments pursuant to the Revolving Commitments and the Tranche A Term Commitments prior to the Fourth Amendment Effective Date, (ii) to the extent not covered by clause (i), 25 basis points of such Lender’s Commitments pursuant to the Revolving Commitments and the Tranche A Term Commitments and (iii) all invoiced fees and accrued expenses of the Administrative Agent, including without limitation, the reasonable fees and expenses of legal counsel.

8. Ratification by Guarantors. Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s guarantee shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s guarantee, the Collateral Agreement or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects as of the Fourth Amendment Effective Date. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 8. Each of the Guarantors hereby further acknowledges that the Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provision of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s guarantee or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s guarantee.

9. Effect. Except as expressly amended hereby and which shall take effect only on and after the Extension, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.

10. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

11. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12. Integration. This Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

13. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

UNIVERSAL HEALTH SERVICES, INC.

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Senior Vice President

[Signature Page to Fourth Amendment]

ASCEND HEALTH CORPORATION	UHS OF HAMPTON, INC.
ASSOCIATED CHILD CARE EDUCATIONAL SERVICES, INC.	UHS OF HARTGROVE, INC.
UHS OF LAKESIDE, LLC.
CCS/LANSING, INC.	UHS OF OKLAHOMA, INC.
CHILDREN’S COMPREHENSIVE SERVICES, INC.	UHS OF PARKWOOD, INC.
UHS OF PENNSYLVANIA, INC.
DEL AMO HOSPITAL, INC.	UHS OF PROVO CANYON, INC.
FRONTLINE BEHAVIORAL HEALTH, INC.	UHS OF PUERTO RICO, INC.
LANCASTER HOSPITAL CORPORATION	UHS OF RIVER PARISHES, INC.
MCALLEN MEDICAL CENTER, INC.	UHS OF SPRING MOUNTAIN, INC.
MERION BUILDING MANAGEMENT, INC.	UHS OF TEXOMA, INC.
MERRIDELL ACHIEVEMENT CENTER, INC.	UHS OF TIMBERLAWN, INC.
NORTHWEST TEXAS HEALTHCARE SYSTEM, INC.	UHS OF TIMPANOGOS, INC.
UHS OF WESTWOOD PEMBROKE, INC.
OAK PLAINS ACADEMY OF TENNESSEE, INC.	UHS OF WYOMING, INC.
UHS SAHARA, INC.
PARK HEALTHCARE COMPANY	UHS-CORONA, INC.
PENNSYLVANTA CLINICAL SCHOOLS, INC.	UNITED HEALTHCARE OF HARDIN, INC.
PSI SURETY, INC.	UNIVERSAL HEALTH SERVICES OF PALMDALE, INC.
RIVER OAKS, INC.
SOUTHEASTERN HOSPITAL CORPORATION	UNNERSAL HEALTH SERVICES OF RANCHO SPRINGS, INC.
SPARKS FAMILY HOSPITAL, INC.
STONINGTON BEHAVIORAL HEALTH, INC.	VALLEY HOSPITAL MEDICAL CENTER, INC.
TEMECULA VALLEY HOSPITAL, INC.	WELLINGTON REGIONAL MEDICAL CENTER, INCORPORATED
THE ARBOUR, INC.
THE BRIDGEWAY, INC.	WISCONSIN AVENUE PSYCHIATRIC CENTER, INC.
TWO RIVERS PSYCHIATRIC HOSPITAL, INC.
UHS CHILDREN’S SERVICES, INC.
UHS HOLDING COMPANY, INC.
UHS OF BENTON, INC.
UHS OF CORNERSTONE, INC.	By:	/s/ Steve Filton
UHS OF CORNERSTONE HOLDINGS, INC.	Name:	Steve Filton
UHS OF D.C., INC.	Title:	Vice President
UHS OF DELAWARE, INC.
UHS OF DENVER, INC.
UHS OF FAIRMOUNT, INC.
UHS OF FULLER, INC.
UHS OF GEORGIA, INC.
UHS OF GEORGIA HOLDINGS, INC.

ALLIANCE HEALTH CENTER, INC.	KIDS BEHAVIORAL HEALTH OF UTAH, INC.
ALTERNATIVE BEHAVIORAL SERVICES, INC.	LAUREL OAKS BEHAVIORAL HEALTH CENTER, INC.

BENCHMARK BEHAVIORAL HEALTH SYSTEM, INC.	MICHIGAN PSYCHIATRIC SERVICES, INC.
NORTH SPRING BEHAVIORAL HEALTHCARE, INC.
BHC ALHAMBRA HOSPITAL, INC.
BHC BELMONT PINES HOSPITAL, INC.	PREMIER BEHAVIORAL SOLUTIONS OF FLORIDA, INC.
BHC FAIRFAX HOSPITAL, INC.
BHC FOX RUN HOSPITAL, INC.	PREMIER BEHAVIORAL SOLUTIONS, INC.
BHC FREMONT HOSPITAL, INC.	PSYCHIATRIC SOLUTIONS, INC.
BHC HEALTH SERVICES OF NEVADA, INC.	PSYCHIATRIC SOLUTIONS OF VIRGINIA, INC.
BHC HERITAGE OAKS HOSPITAL, INC.
BHC HOLDINGS, INC.	RAMSAY YOUTH SERVICES OF GEORGIA, INC.
BHC INTERMOUNTAIN HOSPITAL, INC.
BHC MONTEVISTA HOSPITAL, INC.	RIVEREDGE HOSPITAL HOLDINGS, INC.
BHC PINNACLE POINTE HOSPITAL, INC.	SPRINGFIELD HOSPITAL, INC.
BHC SIERRA VISTA HOSPITAL, INC.	SUMMIT OAKS HOSPITAL, INC.
BHC STREAMWOOD HOSPITAL, INC.	TEXAS HOSPITAL HOLDINGS, INC.
BRENTWOOD ACQUISITION, INC.	WINDMOOR HEALTHCARE INC.
BRENTWOOD ACQUISITION – SHREVEPORT, INC.	WINDMOOR HEALTHCARE OF PINELLAS PARK, INC.

BRYNN MARR HOSPITAL, INC.
CANYON RIDGE HOSPITAL, INC.
CEDAR SPRINGS HOSPITAL, INC.
FIRST HOSPITAL CORPORATION OF VIRGINIA BEACH	By:	/s/ Steve Filton
	Name:	Steve Filton
FIRST HOSPITAL PAN AMERICANO, INC.	Title:	Vice President
GREAT PLAINS HOSPITAL, INC.
H. C. CORPORATION
HARBOR POINT BEHAVIORAL HEALTH CENTER, INC.

HAVENWYCK HOSPITAL INC.
HHC AUGUSTA, INC.
HHC CONWAY INVESTMENT, INC.
HHC DELAWARE, INC.
HHC POPLAR SPRINGS, INC.
HHC RIVER PARK, INC.
HHC ST. SIMONS, INC.
HORIZON HEALTH CORPORATION
HSA HILL CREST CORPORATION

AIKEN REGIONAL MEDICAL CENTERS, LLC
LA AMISTAD RESIDENTIAL TREATMENT CENTER, LLC
TENNESSEE CLINICAL SCHOOLS, LLC
TURNING POINT CARE CENTER, LLC
UHS OF BOWLING GREEN, LLC
UHS OF GREENVILLE, LLC
UHS OF RIDGE, LLC
UHS OF ROCKFORD, LLC
UHSD, LLC

By:	Universal Health Services, Inc.
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Senior Vice President

FORT DUNCAN MEDICAL CENTER, L.P.

By:	For Duncan Medical Center, Inc.
Its general partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

By:	UHS of Fairmount, Inc.
Its limited partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

FRONTLINE HOSPITAL, LLC
FRONTLINE RESIDENTIAL TREATMENT CENTER, LLC

By:	Frontline Behavioral Health, Inc.
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

KEYS GROUP HOLDINGS LLC

By:	UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

KEYSTONE/CCS PARTNERS LLC

By:	Children’s Comprehensive Services, Inc.
Its Minority Member

	By:	KEYS Group Holdings LLC
Its Managing Member and sole member of the minority member

		By:	UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

KEYSTONE CONTINUUM, LLC
KEYSTONE NPS LLC
KEYSTONE RICHLAND CENTER, LLC

By:	Keystone/CCS Partners LLC
Its managing member

	By:	Children’s Comprehensive Services, Inc.
Its minority member

		By:	KEYS Group Holdings LLC
Its managing member and sole member of the minority member

			By:	UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

KEYSTONE EDUCATION AND YOUTH SERVICES, L.L.C.

By:	KEYS Group Holdings, LLC
Its sole member

	By:	UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

KEYSTONE MARION, LLC
KEYSTONE MEMPHIS, LLC
KEYSTONE NEWPORT NEWS, LLC
KEYSTONE WSNC, L.L.C.

By:	Keystone Education and Youth Services, LLC
Its sole member

	By:	KEYS Group Holdings LLC
Its sole member

		By:	UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

MANATEE MEMORIAL HOSPITAL, L.P.

By:	Wellington Regional Medical Center, Incorporated
Its general partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

By:	UHS of Pennsylvania, Inc.
Its limited partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

MCALLEN HOSPITALS, L.P.

By:	McAllen Medical Center, Inc.
Its general partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

By:	UHS of Georgia Holdings, Inc.
Its limited partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

PENDLETON METHODIST HOSPITAL, L.L.C.

By:	UHS of River Parishes, Inc.
Its managing member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UHS KENTUCKY HOLDINGS, L.L.C.

By:	UHS of Delaware, Inc.
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UHS OF ANCHOR, L.P.
UHS OF LAUREL HEIGHTS, L.P.
UHS OF PEACHFORD, L.P.

By:	UHS of Georgia, Inc.
Its general partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

By:	UHS of Georgia Holdings, Inc.
Its limited partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UHS OF CENTENNIAL PEAKS, L.L.C.

By:	UHS of Denver, Inc.
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UHS OF DOVER, L.L.C.

By:	UHS of Rockford, LLC
Its sole member

	By:	Universal Health Services, Inc.
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Senior Vice President

UHS OF DOYLESTOWN, L.L.C.

By:	UHS of Pennsylvania, Inc.
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UHS OF SALT LAKE CITY, L.L.C.

By:	UHS of Provo Canyon, Inc.
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UHS OF SAVANNAH, L.L.C.

By:	UHS of Georgia Holdings, Inc.
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UHS OKLAHOMA CITY LLC
UHS OF SPRINGWOODS, L.L.C.

By:	UHS of New Orleans, LLC
Its sole member

	By:	UHS of Delaware, LLC
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UHS OF SUMMITRIDGE, LLC

By:	UHS of Peachford, L.P.
Its managing member

	By:	UHS of Georgia, Inc.
Its general partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

PSYCHIATRIC SOLUTIONS HOSPITALS, LLC

By:	Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

KMI ACQUISITION, LLC
ROLLING HILLS HOSPITAL, LLC
PSJ ACQUISITION, LLC
SHADOW MOUNTAIN BEHAVIORAL HEALTH SYSTEM, LLC
TBD ACQUISITION, LLC

By:	Psychiatric Solutions Hospitals, LLC
Its Sole Member

	By:	Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

ATLANTIC SHORES HOSPITAL, L.L.C.
EMERALD COAST BEHAVIORAL HOSPITAL, LLC
OCALA BEHAVIORAL HEALTH, LLC
PALMETTO BEHAVIORAL HEALTH HOLDINGS, LLC

By:	Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C.

By:	Palmetto Behavioral Health Holdings, LLC
Its Sole Member

	By:	Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

PALMETTO LOWCOUNTRY BEHAVIORAL HEALTH, L.L.C.

By:	Palmetto Behavioral Health System, L.L.C.
Its Sole Member

	By:	Palmetto Behavioral Health Holdings, LLC
Its Sole Member

		By:	Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

RAMSAY MANAGED CARE, LLC
SAMSON PROPERTIES, LLC
TBJ BEHAVIORAL CENTER, LLC
THREE RIVERS HEALTHCARE GROUP, LLC
ZEUS ENDEAVORS, LLC
WEKIVA SPRINGS CENTER, LLC

By:	Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

SP BEHAVIORAL, LLC
UNIVERSITY BEHAVIORAL, LLC

By:	Ramsay Managed Care, LLC
Its Sole Member

	By:	Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

THREE RIVERS BEHAVIORAL HEALTH, LLC

By:	Three Rivers Healthcare Group, LLC
Its Sole Member

	By:	Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

THE NATIONAL DEAF ACADEMY, LLC

By:	Zeus Endeavors, LLC
Its Sole Member

	By:	Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

WILLOW SPRINGS, LLC

By:	BHC Health Services of Nevada, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

BHC PROPERTIES, LLC

By:	Behavioral Healthcare LLC
Its Sole Member

	By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

BHC MESILLA VALLEY HOSPITAL, LLC

By:	BHC Properties, LLC
Its Sole Member

	By:	Behavioral Healthcare LLC
Its Sole Member

		By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC

By:	BHC Properties, LLC
Its Sole Member

	By:	Behavioral Healthcare LLC
Its Sole Member

	By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

HOLLY HILL HOSPITAL, LLC

By:	Behavioral Healthcare LLC
Its Sole Member

	By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

CUMBERLAND HOSPITAL PARTNERS, LLC

By:	BHC Properties, LLC
Its Sole Member

	By:	Behavioral Healthcare LLC
Its Sole Member

		By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

CUMBERLAND HOSPITAL, LLC

By:	Cumberland Hospital Partners, LLC
Its Managing Member

By:	BHC Properties, LLC
Its Minority Member and Sole Member of the Managing Member

	By:	Behavioral Healthcare LLC
Its Sole Member

		By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

COLUMBUS HOSPITAL PARTNERS, LLC
LEBANON HOSPITAL PARTNERS, LLC
NORTHERN INDIANA PARTNERS, LLC
VALLE VISTA HOSPITAL PARTNERS, LLC

By:	Behavioral Healthcare LLC
Its Sole Member

	By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

VALLE VISTA, LLC

By:	BHC of Indiana, General Partnership
Its Sole Member

	By:	Columbus Hospital Partners, LLC
Its General Partner

	By:	Lebanon Hospital Partners, LLC
Its General Partner

	By:	Northern Indiana Partners, LLC
Its General Partner

	By:	Valle Vista Hospital Partners, LLC
Its General Partner

		By:	Behavioral Healthcare LLC
The Sole Member of each of the above General Partners

			By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

WELLSTONE REGIONAL HOSPITAL ACQUISITION, LLC

By:	Wellstone Holdings, Inc.
Its Minority Member

	By:	Behavioral Healthcare LLC
Its Managing Member and Sole Member of the Minority Member

		By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

BEHAVIORAL HEALTHCARE, LLC

By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name: Steve Filton
Title: Vice President

HORIZON HEALTH HOSPITAL SERVICES, LLC
HORIZON MENTAL HEALTH MANAGEMENT, LLC
SUNSTONE BEHAVIORAL HEALTH, LLC

By:	Horizon Health Corporation
Its Sole Member

By:	/s/ Steve Filton
Name: Steve Filton
Title: Vice President

KINGWOOD PINES HOSPITAL, LLC
HHC PENNSYLVANIA, LLC
TOLEDO HOLDING CO., LLC

By:	Horizon Health Hospital Services, LLC
Its Sole Member

	By:	Horizon Health Corporation
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

HICKORY TRAIL HOSPITAL, L.P.
NEURO INSTITUTE OF AUSTIN, L.P.
TEXAS CYPRESS CREEK HOSPITAL, L.P.
TEXAS LAUREL RIDGE HOSPITAL, L.P.
TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P.
TEXAS SAN MARCOS TREATMENT CENTER, L.P.
TEXAS WEST OAKS HOSPITAL, L.P.

By:	Texas Hospital Holdings, LLC
Its General Partner

	By:	Psychiatric Solutions Hospitals, LLC
Its Sole Member

		By:	Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

By:	Texas Hospital Holdings, Inc.
Its Limited Partner

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

SHC-KPH, LP

By:	HHC Kingwood Investment, LLC
Its General Partner

By:	Kingwood Pines Hospital, LLC
Its Limited partner

	By:	Horizon Health Hospital Services, LLC
The Sole Member of the above Limited and General Partner

		By:	Horizon Health Corporation
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

H.C. PARTNERSHIP

By:	H.C. Corporation
Its General Partner

By:	/s/ Steve Filton
Name: Steve Filton
Title: Vice President

By:	HSA Hill Crest Corporation
Its General Partner

By:	/s/ Steve Filton
Name: Steve Filton
Title: Vice President

BHC OF INDIANA, GENERAL PARTNERSHIP

By:	Columbus Hospital Partners, LLC
Its General Partner

By:	Lebanon Hospital Partners, LLC
Its General Partner

By:	Northern Indiana Partners, LLC
Its General Partner

By:	Valle Vista Hospital Partners, LLC
Its General Partner

	By:	BHC Healthcare, LLC
The Sole Member of each of the above General Partners

		By:	BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

SCHICK SHADEL OF FLORIDA, LLC

By:	Horizon Health Hospital Services, LLC
Its sole member

		By:	Horizon Health Corporation
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

UHS OF NEW ORLEANS, LLC
UHSL, LLC

By:	UHS of Delaware, Inc.
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Senior Vice President

INDEPENDENCE PHYSICIAN MANAGEMENT, LLC

By:	UHS of Fairmount, Inc.
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

BEHAVIORAL HEALTH MANAGEMENT, LLC
BEHAVIORAL HEALTH REALTY, LLC
CAT REALTY, LLC
CAT SEATTLE, LLC
PSYCHIATRIC REALTY, LLC
SALT LAKE BEHAVIORAL HEALTH, LLC
SALT LAKE PSYCHIATRIC REALTY, LLC
UBH OF PHOENIX, LLC
UBH OF PHOENIX REALTY, LLC
UNIVERSITY BEHAVIORAL HEALTH OF EL PASO

By:	Ascend Health Corporation
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

GARFIELD PARK HOSPITAL, LLC

By:	UHS of Hartgrove, Inc.
Its sole member

By:	/s/ Steve Filton
	Name:	Steve Filton
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent, a Tranche A Term Lender, a Revolving Lender and as Swingline Lender

By:	/s/ Dawn LeeLum
	Name:	Dawn LeeLum
	Title:	Executive Director

Bank of America, N.A., as a Tranche A Term Lender

By:	/s/ Yinghua Zhang
	Name:	Yinghua Zhang
	Title:	Senior Vice President

Bank of America, N.A., as a Revolving Lender

By:	/s/ Yinghua Zhang
	Name:	Yinghua Zhang
	Title:	Senior Vice President

SunTrust Bank, as a Tranche A Term Lender

By:	/s/ Mary E. Coke
	Name:	Mary E. Coke
	Title:	Vice President

SunTrust Bank, as Revolving Lender

By:	/s/ Mary E. Coke
	Name:	Mary E. Coke
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Tranche A Term Lender

By:	/s/ Brian McNany
	Name:	Brian McNany
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Revolving Lender

By:	/s/ Brian McNany
	Name:	Brian McNany
	Title:	Vice President

Mizuho Bank, Ltd. (f/k/a Mizuho Corporate Bank, Ltd.), as a Tranche A Term Lender

By:	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Authorized Signatory

Mizuho Bank, Ltd. (f/k/a Mizuho Corporate Bank, Ltd.), as a Revolving Lender

By:	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Authorized Signatory

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Revolving Lender

By:	/s/ Thomas Randolph
	Name:	Thomas Randolph
	Title:	Managing Director

By:	/s/ Gary Herzog
	Name:	Gary Herzog
	Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Tranche A Term Lender

By:	/s/ Thomas Randolph
	Name:	Thomas Randolph
	Title:	Managing Director

By:	/s/ Gary Herzog
	Name:	Gary Herzog
	Title:	Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Revolving Lender

By:	/s/ Michael Winters
	Name:	Michael Winters
	Title:	Vice President

By:	/s/ Kirk L. Tashjian
	Name:	Kirk L. Tashjian
	Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Tranche A Term Lender

By:	/s/ Michael Winters
	Name:	Michael Winters
	Title:	Vice President

By:	/s/ Kirk L. Tashjian
	Name:	Kirk L. Tashjian
	Title:	Vice President

Royal Bank of Canada, as a Tranche A Term Lender

By:	/s/ Mustafa Topiwalla
	Name:	Mustafa Topiwalla
	Title:	Authorized Signatory

Royal Bank of Canada, as a Revolving Lender

By:	/s/ Mustafa Topiwalla
	Name:	Mustafa Topiwalla
	Title:	Authorized Signatory

GOLDMAN SACHS BANK USA, as a Revolving Lender

By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

GOLDMAN SACHS BANK USA, as a Tranche A Term Lender

By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

Sumitomo Mitsui Banking Corporation, as a Tranche A Term Lender

By:	/s/ David W. Kee
	Name:	David W. Kee
	Title:	Managing Director

Sumitomo Mitsui Banking Corporation, as a Revolving Lender

By:	/s/ David W. Kee
	Name:	David W. Kee
	Title:	Managing Director

Wells Fargo Bank, National Association, as a Tranche A Term Lender

By:	/s/ Andrea S. Chen
	Name:	Andrea S. Chen
	Title:	Director

Wells Fargo Bank, National Association, as a Revolving Lender

By:	/s/ Andrea S. Chen
	Name:	Andrea S. Chen
	Title:	Director

Fifth Third Bank, as a Tranche A Term Lender

By:	/s/ William D. Priester
	Name:	William D. Priester
	Title:	Senior Vice President

Fifth Third Bank, as a Revolving Lender

By:	/s/ William D. Priester
	Name:	William D. Priester
	Title:	Senior Vice President

PNC Bank NA, as a Revolving Lender

By:	/s/ Joseph A. Serianni
	Name:	Joseph A. Serianni
	Title:	Senior Vice President

PNC Bank NA, as a Tranche A Term Lender

By:	/s/ Joseph A. Serianni
	Name:	Joseph A. Serianni
	Title:	Senior Vice President

TD Bank, N.A., as a Tranche A Term Lender

By:	/s/ Shreya Shah
	Name:	Shreya Shah
	Title:	Senior Vice President

TD Bank, N.A., as a Revolving Lender

By:	/s/ Shreya Shah
	Name:	Shreya Shah
	Title:	Senior Vice President

Santander Bank, N.A., as a Tranche A Term Lender

By:	/s/ Francis D. Phillips
	Name:	Francis D. Phillips
	Title:	Senior Vice President

Santander Bank, N.A., as a Revolving Lender

By:	/s/ Francis D. Phillips
	Name:	Francis D. Phillips
	Title:	Senior Vice President

KeyBank National Association, as a Tranche A Term Lender

By:	/s/ Sanya Valeva
	Name:	Sanya Valeva
	Title:	Senior Vice President

KeyBank National Association, as a Revolving Lender

By:	/s/ Sanya Valeva
	Name:	Sanya Valeva
	Title:	Senior Vice President

Capital One, N.A., as a Tranche A Term Lender

By:	/s/ Kiel Johnson
	Name:	Kiel Johnson
	Title:	Vice President

Capital One, N.A., as a Revolving Lender

By:	/s/ Kiel Johnson
	Name:	Kiel Johnson
	Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC., as a Tranche A Term Lender

By:	/s/ Maria Levy
	Name:	Maria Levy
	Title:	Vice President

By:	/s/ Michael L. Zion
	Name:	Michael L. Zion
	Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC., as a Revolving Lender

By:	/s/ Maria Levy
	Name:	Maria Levy
	Title:	Vice President

By:	/s/ Michael L. Zion
	Name:	Michael L. Zion
	Title:	Vice President

AZB Funding, as a Tranche A Term Lender

By:	/s/ Hiroshi Matsumoto
	Name:	Hiroshi Matsumoto
	Title:	Authorized Signatory

BOKF, N.A. dba BANK OF OKLAHOMA, as a Tranche A Term Lender

By:	/s/ Brian H. Warden
	Name:	Brian H. Warden
	Title:	Vice President

Cadence Bank, N.A., as a Tranche A Term Lender

By:	/s/ William H. Crawford
	Name:	William H. Crawford
	Title:	Executive Vice President

CADENCE BANK, N.A., as a Revolving Lender

By:	/s/ William H. Crawford
	Name:	William H. Crawford
	Title:	Executive Vice President

Banco Popular de Puerto Rico, New York Branch, as a Tranche A Term Lender

By:	/s/ Hector J. Gonzalez
	Name:	Hector J. Gonzalez
	Title:	Vice President

First Niagara Bank, N.A., as a Tranche A Term Lender

By:	/s/ Ken Jamison
	Name:	Ken Jamison
	Title:	Managing Director

First Niagara Bank, N.A., as a Revolving Lender

By:	/s/ Ken Jamison
	Name:	Ken Jamison
	Title:	Managing Director

FIRSTMERIT BANK, N.A., as a Tranche A Term Lender

By:	/s/ Laura C. Redinger
	Name:	Laura C. Redinger
	Title:	Senior Vice President

First Commercial Bank, New York Branch, as a Tranche A Term Lender

By:	/s/ Jason Lee
	Name:	Jason Lee
	Title:	Senior Vice President & General Manager

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., LOS ANGELES BRANCH, as a Tranche A Term Lender

By:	/s/ YiMing Ko
	Name:	YiMing Ko
	Title:	VP & General Manager

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., LOS ANGELES BRANCH, as a Revolving Lender

By:	/s/ YiMing Ko
	Name:	YiMing Ko
	Title:	VP & General Manager

Mercantil Commercebank N.A., as a Tranche A Term Lender

By:	/s/ Alejandro Garrote
	Name:	Alejandro Garrote
	Title:	Corporate Loan Officer

By:	/s/ John Viault
	Name:	John Viault
	Title:	Vice President

Chang Hwa Commercial Bank, Ltd., Los Angeles Branch, as a Tranche A Term Lender

By:	/s/ Kang Yang
	Name:	Kang Yang
	Title:	Vice President & General Manager

Chang Hwa Commercial Bank, Ltd., Los Angeles Branch, as a Revolving Lender

By:	/s/ Kang Yang
	Name:	Kang Yang
	Title:	Vice President & General Manager

Manufacturers Bank, as a Tranche A Term Lender

By:	/s/ Sandy Lee
	Name:	Sandy Lee
	Title:	Vice President

MANUFACTURERS BANK, as a Lender

By:	/s/ Sandy Lee
	Name:	Sandy Lee
	Title:	Vice President

Kingsland III, Ltd., as a Tranche A Term Lender

By:	Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
	Name:	Katherine Kim
	Title:	Authorized Signatory

Sumitomo Mitsui Trust Bank, Limited, New York Branch, as a Tranche A Term Lender

By:	/s/ Albert C. Tew II
	Name:	Albert C. Tew II
	Title:	Vice President

CTBC Bank Co., Ltd., New York Branch, as a Tranche A Term Lender

By:	/s/ Ralph Wu
	Name:	Ralph Wu
	Title:	SVP & Branch General Manager

FAR EAST NATIONAL BANK, as a Tranche A Term Lender

By:	/s/ Mickey Jannol
	Name:	Mickey Jannol
	Title:	Vice President and Manager

National Penn Bank, as a Tranch A Term Lender

By:	/s/ Lori L. Meixell
	Name:	Lori L. Meixell
	Title:	Vice President

Kingsland II, Ltd., as a Tranche A Term Lender

By:	Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
	Name:	Katherine Kim
	Title:	Authorized Signatory

COMSTOCK FUNDING LTD., as a Tranche A Term Lender

By	Silvermine Capital Management LLC,
As Collateral Manager

By:	/s/ Aaron Meyer
	Name:	Aaron Meyer
	Title:	Principal

UNITED COMMUNITY BANK, as a Revolving Lender

By:	/s/ Dwight Seeley
	Name:	Dwight Seeley
	Title:	Senior Vice President

BMO HARRIS BANK, N.A., as a Revolving Lender

By:	/s/ Eric Oppenheimer
	Name:	Eric Oppenheimer
	Title:	Director

UBS AG, STAMFORD BRANCH, as a Revolving Lender

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

By:	/s/ Jennifer Anderson
	Name:	Jennifer Anderson
	Title:	Associate Director

Exhibit A

Amended Credit Agreement

See attached.

Exhibit B

Schedules

See attached.

Exhibit C

Amended Collateral Agreement

See attached.